                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 ----------------------------------------------


       Date of Report (Date of earliest event reported): February 7, 2002



                                 CYBERCARE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


           FLORIDA                             0-20356                               65-0158479
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 (State or other jurisdiction           (Commission File Number)              (IRS Employer ID Number)
       of incorporation)


       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
       ------------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: 561-742-5000


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Item 5. Other Events

        On February 7, 2002, the Registrant issued the press release, attached hereto as Exhibit 99, announcing the resignation of the Registrant's Chairman of the Board/Chief Executive Officer, and the appointment, by the Registrant's Board of Directors, of a new interim Chairman of the Board. In addition, the Registrant's Board of Directors appointed the current President of the Registrant to also assume the Chief Executive Officer's position.



Item 7. Financial Statements and Exhibits

(a)   Exhibit

       EXHIBIT NUMBER                 DESCRIPTION
      ----------------              ---------------

            99             Press Release dated February 7, 2002



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: February 11, 2002                   By: /s/ STEVEN M. COHEN
                                              --------------------------------
                                              Steven M. Cohen
                                              Chief Financial Officer and
                                              Authorized signature.